UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 17, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     000-24394             52-1790357
          (State  of                   (Commission           (IRS  Employer
          Incorporation)               File Number)          Identification No.)


          77-530  Enfield  Land,  Bldg  D
          Palm  Desert,  California                          92211
          (Address of principal executive offices)           (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

     [ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act
         (17 CFR  240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

On September 17, 2004, Penn Octane Corporation issued a press release regarding the declaration of effectiveness by the Securities and Exchange Commission of a registration statement on Form 10 filed by Rio Vista Energy Partners L.P. and the expected completion date of the proposed spin-off of the common units of Rio Vista Energy Partners L.P. to stockholders of Penn Octane Corporation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements And Exhibits

     (c)  Exhibits

          99.1 Press  release  dated  September  17,  2004


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PENN OCTANE CORPORATION


                                          By: /s/ Ian T. Bothwell
                                             -------------------------
                                               Name: Ian T. Bothwell
                                               Title: Vice President, Treasurer,
                                                 Assistant  Secretary,  Chief
                                                 Financial Officer and Principal
                                                 Accounting Officer

Date: September 20, 2004


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

                                  EXHIBIT INDEX


Exhibit  No.          Description                              Page  No.
------------          -----------                              ---------

        99.1          Press Release dated September 17, 2004           5


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